UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 4, 2006

Medarex, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	0-19312	22-2822175
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

707 State Road, Princeton, N.J.	08540-1437
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (609) 430-2880

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Medarex, Inc. (“Medarex”) previously announced that it was soliciting consents (the “Consent Solicitation”) from the holders of record on September 21, 2006 of its outstanding 2.25% Convertible Senior Notes due 2011 (the “Notes”) pursuant to a Consent Solicitation Statement, dated September 22, 2006 (the “Consent Solicitation Statement”), as amended by a supplement to the Consent Solicitation Statement (the “Supplement” and together with the Consent Solicitation Statement, the “Supplemented Consent Solicitation”). Pursuant to the Supplemented Consent Solicitation, Medarex was seeking the amendment of certain reporting requirements in the indentures governing the Notes and waivers of defaults and events of default related to such reporting requirements.

As a result of receiving the requisite consents from the holders of the Notes, Medarex and the trustee of the Notes have entered into a supplemental indenture (the “First Supplemental Indenture”) effecting the amendments and waivers with respect to the Notes and amending Medarex’s optional redemption rights.  The form of First Supplemental Indenture is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.03. Material Modification to Rights of Security Holders

Reference is made to the disclosure made under Item 1.01 of this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On October 4, 2006, Medarex issued a press release announcing that as of 5:00 p.m., New York City time, on October 4, 2006, it had received the requisite consents to amend the indenture governing the Notes and the Consent Solicitation period for the Notes had expired.  A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Item 7.01 of this report, or included as exhibits in Item 9.01 of this report, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in Item 7.01 of this report, or included as exhibits in Item 9.01 of this report, shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

The following exhibit is furnished herewith:

99.1         Press release issued by Medarex, Inc., dated October 4, 2006.

The following exhibit is filed herewith:

10.1         First Supplemental Indenture, dated October 4, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC.

Date: October 4, 2006	/s/	Christian S. Schade
Christian S. Schade
Senior Vice President and Chief Financial Officer